Exhibit 99.1

--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - NOVEMBER, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Donald P. Milller                                       President
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

   Donald P. Milller                                         2/13/2002
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


/s/ Sheldon A. Paul                                     Assistant Treasurer
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

    Sheldon A. Paul                                          2/13/2002
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268

        COMPARATIVE BALANCE SHEET

                                                               Schedule
                                                                Amount
          ASSETS                                             July 24, 2000   September 30, 2001  October 31, 2001  November 30, 2001
                                                             -------------   ------------------  ----------------  -----------------
      1 UNRESTRICTED CASH                                    $     745,751    $      10,442,581  $      9,079,535   $     8,348,680
      2 RESTRICTED CASH                                            414,160                  -                 -                 -
                                                             -------------    -----------------  ----------------   ---------------
      3 TOTAL CASH                                               1,159,911           10,442,581         9,079,535         8,348,680
      4 ACCOUNTS RECEIVABLE(NET)                                   659,117                  -                 -                 -
      5 INVENTORY                                                   44,647                  -                 -                 -
      6 NOTES RECEIVABLE FROM AIT(USA), INC., (NET)                    -              5,666,853         5,666,853         5,666,853
      7 PREPAID EXPENSES                                           362,117              203,053           200,283           197,512
      8 OTHER                                                    9,645,433           11,049,371        11,049,371        11,049,371
                                                             -------------    -----------------  ----------------   ---------------
      9   TOTAL CURRENT ASSETS                                  11,871,224           27,361,858        25,996,042        25,262,415
                                                             -------------    -----------------  ----------------   ---------------
     10 PROPERTY, PLANT & EQUIPMENT                             10,084,459                  -                 -                 -
     11 LESS: ACCUMULATED DEPRECIATION                          (8,463,070)                 -                 -                 -
                                                             -------------    -----------------  ----------------   ---------------
     12 NET PROPERTY , PLANT & EQUIPMENT                         1,621,389                  -                 -                 -
     13 DUE FROM INSIDERS
     14 OTHER ASSETS-NET OF AMORTIZATION                         2,520,898            1,001,280         1,001,280         1,001,280
     15 OTHER                                                      182,666                  -                 -                 -
                                                             -------------    -----------------  ----------------   ---------------
     16   TOTAL ASSETS                                       $  16,196,176    $      28,363,138  $     26,997,322   $    26,263,695
                                                             =============    =================  ================   ===============

        LIABILITIES & STOCKHOLDERS' EQUITY

        POSTPETITION LIABILITIES
     17 ACCOUNTS PAYABLE                                     $         -      $       1,364,974  $      1,294,344   $       618,665
     18 TAXES PAYABLE                                               (7,448)             178,280           178,863           178,863
     19 NOTES PAYABLE                                                  -                    -                 -                 -
     20 PROFESSIONAL FEES                                              -                    -                 -                 -
     21 SECURED DEBT                                                   -                    -                 -                 -
        DEFERRED REVENUES                                        3,440,007               34,996            34,996            34,996
     22 OTHER                                                          -              1,917,916           811,696           791,936
                                                             -------------    -----------------  ----------------   ---------------
     23   TOTAL POST PETITION LIABILTIES                         3,432,559            3,496,166         2,319,899         1,624,460
                                                             -------------    -----------------  ----------------   ---------------
        PREPETITION LIABILITIES
     24 SECURED DEBT                                               133,261                  -                 -                 -
        TAXES PAYABLE                                              313,353              271,150           271,150           271,150
     25 PRIORITY DEBT                                                  -                    -                 -                 -
     26 UNSECURED DEBT                                           3,470,818            3,440,201         3,297,216         3,297,216
     27 OTHER                                                      945,205              244,889           244,889           244,889
                                                             -------------    -----------------  ----------------   ---------------
     28   TOTAL PREPETITION LIABILITIES                          4,862,637            3,956,240         3,813,255         3,813,255
                                                             -------------    -----------------  ----------------   ---------------
     29   TOTAL LIABILITIES                                      8,295,196            7,452,406         6,133,154         5,437,715
                                                             -------------    -----------------  ----------------   ---------------
        EQUITY
     30 PREPETITION OWNER'S EQUITY                               7,900,980            7,900,980         7,900,981         7,900,981
     31 POSTPETITION CUMULATIVE PROFIT                                 -             13,099,405        13,052,841        13,014,653
        FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                                    (89,654)          (89,654)          (89,654)
     32 DIRECT CHARGES TO EQUITY                                       -                    -                 -                 -
                                                             -------------    -----------------  ----------------   ---------------
     33   TOTAL EQUITY                                           7,900,980           20,910,731        20,864,168        20,825,980
                                                             -------------    -----------------  ----------------   ---------------
     34   TOTAL LIABILITIES & OWNERS EQUITY                  $  16,196,176    $      28,363,138  $     26,997,322   $    26,263,695
                                                             =============    =================  ================   ===============

NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER :00-33268


       SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                  Schedule
                                                   Amount               Month                    Month                 Month
                                               July 24, 2000       September 30, 2001       October 31, 2001      November 30, 2001
                                               -------------       ------------------      ------------------     -----------------
#8     OTHER ASSETS
       ------------
       DUE FROM SUBSIDIARY-FRANCE             $       (340,671)    $         (210,010)     $         (210,010)    $       (210,010)
       DUE FROM SUBSIDIARY-AUSTRALIA                   374,203                380,444                 380,444              380,444
       DUE FROM SUBSIDIARY-UNITED KINGDOM            9,249,494             10,484,648              10,484,648           10,484,648
       DUE FROM SUBSIDIARY-GERMANY                     362,407                394,289                 394,289              394,289
                                              ------------------------------------------------------------------------------------
                                              $      9,645,433     $       11,049,371      $       11,049,371     $     11,049,371
                                              ====================================================================================

#14    OTHER ASSETS-NET OF AMORTIZATION
       --------------------------------
       GOODWILL                               $        168,322     $              -        $              -       $            -
       PURCHASED RESEARCH & DEVELOPMENT                308,937                    -                       -                    -
       DEPOSITS                                         81,576                 18,280                  18,280               18,280
       INVESTMENT IN IMA, UK LTD.                      233,000                233,000                 233,000              233,000
       INVESTMENT IN MITSUCON TECNOLOGIA SA          1,729,063 (1)            750,000                 750,000              750,000
                                              ------------------------------------------------------------------------------------
                                              $      2,520,898     $        1,001,280      $        1,001,280     $      1,001,280
                                              ====================================================================================

#15    OTHER-ASSETS
       ------------
       NOTE RECEIVABLE-MITSUCON TECNOLOGIA SA $        182,666     $              -        $              -       $            -
                                              ====================================================================================

       PREPETITION TAXES PAYABLE
       -------------------------
       GENERAL INCOME TAX RESERVE             $        167,188     $          128,737      $          128,737     $        128,737
       GENERAL SALES TAX RESERVE                       146,165                142,413                 142,413              142,413
                                              ------------------------------------------------------------------------------------
                                              $        313,353     $          271,150      $          271,150     $        271,150
                                              ====================================================================================


#22    POST PETITION - OTHER LIABILITIES
       ---------------------------------
       ACCRUED COMPENSATION                   $            -       $        1,872,440      $          716,759     $        716,759
       ACCRUED RENT                                        -                      -                       -                    -
       ACCRUED EXPENSES                                    -                   45,476                  94,937               75,177
                                              ------------------------------------------------------------------------------------
                                              $            -       $        1,917,916      $          811,696     $        791,936
                                              ====================================================================================

#27    PRE PETITION - OTHER LIABILITIES
       --------------------------------
       ACCRUED  COMPENSATION                  $        383,852                    -                       -                    -
       ACCRUED EXPENSES                                172,748                    -                       -                    -
       ACCRUED RENT                                    251,590                107,889                 107,889              107,889
       ACCRUED INTEREST                                137,015                137,000                 137,000              137,000
                                              ------------------------------------------------------------------------------------
                                              $        945,205     $          244,889      $          244,889     $        244,889
                                              ====================================================================================

       Note 1- The company recorded a $979,063 unrealized loss on its investment in Mitsucon Tecnologia SA.

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          INCOME STATEMENT                              7 Days Ending          Month                Month               Month
                                                        July 31, 2000    September 30, 2001    October 31, 2001    November 30, 2001
                                                        -------------    ------------------    -----------------   -----------------
        1 GROSS REVENUES                               $      265,729    $          321,913    $            -      $            -
          ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                     -                   -                   -
        2 LESS: RETURNS AND ALLOWANCES                            -                     -                   -                   -
                                                       --------------    ------------------    ----------------    ----------------
        3   NET REVENUE                                       265,729               321,913                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
          COST OF GOODS SOLD:
        4 MATERIAL                                                -                     -                   -                   -
        5 DIRECT LABOR                                            -                     -                   -                   -
        6 DIRECT OVERHEAD- 3RD PARTY COSTS                      4,760                 7,273                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
        7 TOTAL COST OF GOODS SOLD                              4,760                 7,273                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
        8 GROSS PROFIT                                        260,969               314,640                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
          OPERATING EXPENSES:
        9 OFFICER/INSIDER COMPENSATION                            -                 632,594                 -                   -
       10 SELLING AND MARKETING                                44,058               438,924                 -                   -
       11 GENERAL AND ADMINISTRATIVE                           37,251             2,075,818               7,477              28,948
       12 RENT AND LEASE                                          -                     -                   -                   -
       13 OTHER                                                   -                     -                   -                   -
                                                       --------------    ------------------    ----------------    ----------------
       14 TOTAL OPERATING EXPENSE                              81,309             3,147,336               7,477              28,948
                                                       --------------    ------------------    ----------------    ----------------
       15 INCOME (LOSS) BEFORE NON-OPERATING INCOME           179,660            (2,832,696)             (7,477)            (28,948)
            AND EXPENSE                                --------------    ------------------    ----------------    ----------------
          OTHER INCOME AND (EXPENSE):
       16 NON OPERATING INCOME - INTEREST/OTHER                   -                   8,731              13,242              10,230
       17 NON OPERATING EXPENSE                                   -                     -                   -                   -
       18 INTEREST EXPENSE                                        -                     -                   -                   -
       19 DEPRECIATION EXPENSE                                    -                     -                   -                   -
       20 AMORTIZATION                                            -                     -                   -                   -
       21 OTHER  (See Notes 1 & 2)                                -  (1)         16,291,240                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
       22 NET OTHER INCOME AND (EXPENSE)                      179,660            16,299,971              13,242              10,230
          REORGANIZATION EXPENSE:
       23 PROFESSIONAL FEES                                       -                 337,617              49,829              16,970
       24 US TRUSTEE FEES                                         -                   2,500               2,500               2,500
       25 OTHER                                                   -                     -                   -                   -
                                                       --------------    ------------------    ----------------    ----------------
       26 TOTAL REORGANIZATION EXPENSE                            -                 340,117              52,329              19,470
                                                       --------------    ------------------    ----------------    ----------------
       27 INCOME TAX                                              -                 180,000                 -                   -
                                                       --------------    ------------------    ----------------    ----------------
       28 INTERNATIONAL WITHHOLDING TAX                                              13,348                 -                   -
                                                                         ------------------    ----------------    ----------------
       29 NET PROFIT                                   $      179,660    $       12,933,810    $        (46,564)   $        (38,188)
                                                       ==============    ==================    ================    ================


        Note 1-On September 17, 2001, substantially all of the Company's assets were sold for an aggregate purchase price of $16.5 million, subject to certain adjustments as described in the Asset Purchase Agreement. The Company received $10 million in cash at closing together with a non-interest bearing promissory note in the principal amount of $6.5 million. A principal payment of $3.0 million, net of adjustments, is payable under the promissory note on on March 17, 2002 and the balance of the promissory note is payable on June 17, 2002.

        In addition, the Company recorded a $979,063 unrealized loss on its investment in Mitsucon Tecnologia SA., during the period ended September 30, 2001.

NAME :  INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268

        CASH RECEIPTS AND DISBURSEMENTS      7 Days Ending            Month                   Month                 Month
                                             July 31, 2000      September 30, 2001       October 31, 2001      November 30, 2001
                                             -------------      ------------------       ----------------      -----------------
        1 CASH-BEGINNING OF MONTH            $    1,159,911     $         1,414,372      $      10,442,581     $        9,079,535
                                             --------------     -------------------      -----------------     ------------------
          RECEIPTS FROM OPERATIONS
        2 CASH SALES                                    -                       -                      -
          COLLECTION OF ACCOUNTS RECEIVABLE
        3 PREPETITION                               207,021
        4 POST PETITION                                 -                   106,258                    -                      -
                                             --------------     -------------------      -----------------     ------------------
        5 TOTAL OPERATING RECEIPTS                  207,021                 106,258                    -                      -
                                             --------------     -------------------      -----------------     ------------------
          NON-OPERATING RECEIPTS
        6 LOANS AND ADVANCES                            -
        7 SALE OF ASSETS                                -                10,000,000
        8 OTHER                                      19,679                   3,804                 21,416                 10,230
                                             --------------     -------------------      -----------------     ------------------
        9 TOTAL NON OPERATING RECEIPTS               19,679              10,003,804                 21,416                 10,230
                                             --------------     -------------------      -----------------     ------------------
       10 TOTAL RECEIPTS                            226,700              10,110,062                 21,416                 10,230
                                             --------------     -------------------      -----------------     ------------------
       11 TOTAL CASH AVAILABLE                    1,386,611              11,524,434             10,463,997              9,089,765
                                             --------------     -------------------      -----------------     ------------------
          OPERATING DISBURSEMENTS
       12 NET PAYROLL                                 5,097                 500,966                788,769                    -
       13 PAYROLL TAXES PAID                            -                   244,713                364,533                    -
       14 SALES, USE & OTHER TAXES PAID                 -                    24,355                   (582)                   -
       15 SECURED/RENTAL/LEASES                         -                    53,661                 56,761                  5,442
       16 UTILITIES                                     -                    19,176                    522                  3,415
       17 INSURANCE                                   5,064                  90,972                    -                      -
       18 INVENTORY PURCHASES                        (7,448)                    -                      -                      -
       19 VEHICLE EXPENSES                              -                       -                      -                      -
       20 TRAVEL                                        -                    75,432                 18,133                  1,298
       21 ENTERTAINMENT                                 -                       -                      -                      -
       22 REPAIRS AND MAINTENANCE                       -                    12,197                  5,500                    -
       23 SUPPLIES                                      -                       -                      -                      -
       24 ADVERTISING                                   -                     4,340                    -
       25 OTHER                                       2,078                  56,041                143,326                 40,638
                                             --------------     -------------------      -----------------     ------------------
       26 TOTAL OPERATING DISBURSEMENTS               4,791               1,081,853              1,376,962                 50,794
                                             --------------     -------------------      -----------------     ------------------
          TOTAL REORGANIZATION EXPENSE
       27 PROFESSIONAL FEES                             -                       -                      -                   92,791
       28 US TRUSTEE FEES                               -                       -                    7,500                    -
       29 OTHER                                         -                       -                      -                  597,500
                                             --------------     -------------------      -----------------     ------------------
       30 TOTAL REORGANIZATION EXPENSE                  -                       -                    7,500                690,291
                                             --------------     -------------------      -----------------     ------------------
       31 TOTAL DISBURSEMENTS                         4,791               1,081,853              1,384,462                741,085
                                             --------------     -------------------      -----------------     ------------------
       32 NET CASH FLOW                             221,909               9,028,209             (1,363,046)              (730,855)
                                             --------------     -------------------      -----------------     ------------------
       33 CASH - END OF MONTH                $    1,381,820     $        10,442,581      $       9,079,535     $        8,348,680
                                             ==============     ===================      =================     ==================

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268

         ACCOUNTS RECEIVABLE AGING:                      Month                    Month               Month
                                                    September 30, 2001     October 31, 2001    November 30, 2001
                                          ------------------------------------------------------------------------

       1 0-30 DAYS                                    $        -        $               -        $              -
       2 31-60 DAYS                                            -                        -                       -
       3 61-90 DAYS                                            -                        -                       -
       4 91+ DAYS                                              -                        -                       -
                                                     -------------      -------------------      ------------------
       5 TOTAL ACCOUNTS RECEIVABLE                             -                        -                       -
         OTHER ACCOUNTS RECEIVABLE                             -                        -                       -
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                       -                        -                       -
                                                     -------------      -------------------      ------------------
       7 ACCOUNTS RECEIVABLE(NET)                    $         -        $               -        $              -
                                                     =============      ===================      ==================


         AGING OF POST PETITION TAXES AND PAYABLES:
         TAXES PAYABLE:                   0-30 DAYS    31-60 DAYS          61-90 DAYS         91+ DAYS              TOTAL
                                          ---------    ----------          ----------         --------              -----
       1 FEDERAL                          $      -   $         -    $               -    $              -    $             -
       2 STATE                                   -             -                    -                   -                  -
       3 LOCAL                                   -             -                    -                   -                  -
       4 OTHER                                   -             -                    -                   -                  -
                                          ---------  -------------  -------------------  ------------------  -----------------
       5 TOTAL TAXES PAYABLE              $      -   $         -    $               -    $              -    $             -
                                          =========  =============  ===================  ==================  =================

                                                                                                                    TOTAL
                                                                                                                    -----
       6 ACCOUNTS PAYABLE:                $  97,901  $     274,983  $           140,292  $          105,489  $        618,665
                                          =========  =============  ===================  ==================  =================


         STATUS OF POSTPETITION TAXES:

                                                       BEGIN TAX          AMOUNT W/H                           ENDING TAX
         FEDERAL                                       LIABILITY          OR ACCRUED        AMOUNT PAID         LIABILITY
         -------                                     -------------------------------------------------------------------------
       1 WITHHOLDING                                 $         -    $               -    $              -    $             -
       2 FICA EMPLOYEE                                         -    $               -    $              -                  -
       3 FICA EMPLOYER                                         -    $               -    $              -                  -
       4 UNEMPLOYMENT                                          -    $               -    $              -                  -
       5 INCOME                                         173,657.00                       $              -              173,657
       6 OTHER                                                -     $               -    $              -                  -
                                                     -------------  -------------------  ------------------  -----------------
       7 TOTAL FEDERAL TAXES                                   -    $               -    $              -              173,657
                                                     -------------  -------------------  ------------------  -----------------
         STATE AND LOCAL
         ---------------

       8 WITHHOLDING                                           -                    -                   -                  -
       9 SALES                                             5,206                    -                                    5,206
      10 EXCISE                                                -                    -                   -                  -
      11 UNEMPLOYMENT                                          -                    -                   -                  -
      12 REAL PROPERTY                                         -                    -                   -                  -
      13 PERSONAL  PROPERTY                                    -                    -                   -                  -
      14 OTHER                                                 -                    -                   -                  -
                                                     -------------  -------------------  ------------------  -----------------
      15 TOTAL STATE AND LOCAL                             5,206                    -                   -                5,206
                                                     -------------  -------------------  ------------------  -----------------
      16 TOTAL TAXES                                 $     5,206    $               -    $              -    $         178,863
                                                     =============  ===================  ==================  =================

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          BANK RECONCILIATIONS:                      MONTH:     November-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------
A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
                                                 CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
C         PURPOSE(TYPE)                          ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------

          1 BALANCE PER BANK STATEMENT           $         -    $         -      $  8,445,354  $       -      $         -
          2 ADD:TOTAL DEPOSITS NOT CREDITED                -              -             9,593          -                -
          3 SUBTRACT:OUTSTANDING CHECKS                    -              -          (101,489)         -             (5,075)
          4 OTHER RECONCILING ITEMS                        -              -               -            -                -
                                                 -------------  -------------    ------------  -----------    -------------
          5 MONTH END BALANCE PER BOOKS             Closed         Closed        $  8,353,458   Closed        $      (5,075)
                                                 -------------  =============    ============  ===========    =============
            DIFFERENCE                                            #VALUE!                 -            -                -
          6 NUMBER OF LAST WRITTEN CHECK                           032661           34732       035702            65


                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------
A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
                                                  IMA DIP TAX    RESTRICTED
C          PURPOSE(TYPE)                          ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------
          1 BALANCE PER BANK STATEMENT           $          297 $           1
          2 ADD:TOTAL DEPOSITS NOT CREDITED                 -             -
          3 SUBTRACT:OUTSTANDING CHECKS                     -             -
          4 OTHER RECONCILING ITEMS                         -             -
                                                 -------------- -------------
          5 MONTH END BALANCE PER BOOKS          $          297 $           1
                                                 ============== =============
            DIFFERENCE                                      -             -
          6 NUMBER OF LAST WRITTEN CHECK              1036          N/A


            INVESTMENT ACCOUNTS:

                                                    DATE OF        TYPE OF       PURCHASE           CURRENT
            BANK ACCOUNT NAME & NUMBER              PURCHASE      INVESTMENT      PRICE              VALUE
                                             -----------------------------------------------------------------
          7             None                                                    $      -        $         -
          8             None                                                           -                  -
          9             None                                                           -                  -
         10             None                                                           -                  -
                                                                                -----------     --------------
         11 TOTAL INVESTMENT                                                    $      -        $         -
                                                                                ===========     ==============


            CASH:

         12 CURRENCY ON HAND                     None
         13 TOTAL CASH - END OF MONTH        $     8,348,680
                                             ===============

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          PAYMENTS TO INSIDERS AND PROFESSIONALS:                MONTH:         November-01

                                                              INSIDERS
          -----------------------------------------------------------------------------------------------------------------------
                                                                                           COMPENSATION
                                                              -------------------------------------------------------------------
                                                                       PAYROLL,
                                                                      VACATION &                        ADVISORY
          NAME                           TRAVEL REIMBURSEMENTS        SEVERANCE         COMMISSIONS       FEES         EXECUTORY
                                        -----------------------------------------------------------------------------------------
     1 PAUL SCHMIDT                                                                                     $      500
     2 TOM HILL                                                                                                500
     3 DAVID CALLARD                                                                                           500
     4 DON MILLER                                                                                           11,000
     5 PAUL FREDERICK
     6 MIKE MCGROARTY                                        297
     7 SHELDON PAUL
     8 KEN BOIN
     9 ROGER BEARD
    10 ROB CHASE
    11 MARIO FERREIRA
    12 JIM ANDERSON                                          -               -                 -               -              -
                                        ------------------------     -----------        ----------      ----------     ----------
    13 TOTAL PAYMENT TO INSIDERS        $                    297     $       -          $      -        $   12,500     $      -
                                        ========================     ===========        ==========      ==========     ==========



                                    INSIDERS
      ---------------------------------------------------------------------
                                                   COMPENSATION
                                        -----------------------------------
                                                               TOTAL PAID
                                           TOTAL PAID              TO
      NAME                                 THIS MONTH             DATE
                                        -----------------------------------
     1 PAUL SCHMIDT                     $        500         $      10,500
     2 TOM HILL                                  500                 4,000
     3 DAVID CALLARD                             500                 9,000
     4 DON MILLER                             11,000               117,000
     5 PAUL FREDERICK                            -                 494,252
     6 MIKE MCGROARTY                            297               430,522
     7 SHELDON PAUL                              -                 305,697
     8 KEN BOIN                                  -                 204,722
     9 ROGER BEARD                               -                 243,978
    10 ROB CHASE                                 -                 301,780
    11 MARIO FERREIRA                            -                 405,229
    12 JIM ANDERSON                              -                  65,166
                                        ------------           -----------
    13 TOTAL PAYMENT TO INSIDERS        $     12,797         $   2,591,846
                                        ============           ===========


                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE            UNPAID
     1 DelConte, Hyde, Annello & Schuch               05/29/2001      $   15,000     $          -       $      15,000   $        -
     2 Paul, Hastings, Janofsky & Walker LLP          03/14/2001          26,550                -              26,550        530,990
     3 Reid & Riege, P.C.                             05/16/2001          17,289            18,706             35,995            -
     4 Zeisler & Zeisler, P.C.                        12/06/2000         110,526            74,086            108,658          9,645
     5                                                                       -                  -                 -              -
                                                                                     -------------      -------------   ------------
     6 TOTAL PAYMENT TO PROFESSIONALS                                                $      92,791      $     186,203   $    540,635
                                                                                     =============      =============   ============





                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)           -        $              -   $           -
     2 CROWN POINTE LLC                                                  -                       -               -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                      -                       -               -
     4 FINOVA LOAN ADMINISTRATION(ILC)                                   -                     5,442             -
     5 CONNVIEW                                                          -                       -               -
     6 BSB LEASING (FORMERLY AMERILEASE)                                 -                       -               -
     7 INTEL FINANCIAL SERVICES                                          -                       -               -
     8 IOS CAPITAL                                                       -                       -               -
     9 LUCENT TECHNOLOGIES                                               -                       -               -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                  -                       -               -
    11 IBM CORPORATION                                                   -                       -               -
       IBM CORPORATION                                                   -                       -               -
    12 T-TECH HOLDING CO.                                                -                       -               -
                                                                                -------------------------------------
       TOTAL                                                                      $            5,442 $           -
                                                                                  ================== ===============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
           ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------